Exhibit 10.1

ENGAGESMART, INC.

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

November 2, 2022

This Amendment No. 1 to Registration Rights Agreement (this “Amendment”) is made, entered into and effective as of November 2, 2022, and amends that certain Registration Rights Agreement, dated as of September 22, 2021 (the “Registration Rights Agreement”), by and among EngageSmart, Inc., a Delaware corporation (the “Company”), and the Investors and Other Holders named therein (such Investors and Other Holders, each, a “Holder” and collectively, the “Holders”). All capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to such terms in the Registration Rights Agreement.

Whereas, the Company, the Investors and the Other Holders previously entered into that certain Registration Rights Agreement;

Whereas, Section 10(a) of the Registration Rights Agreement provides that the Registration Rights Agreement generally may be amended, modified or waived only with the written consent of the Company and each of the Majority Investors; provided that no such amendment, modification or waiver that would (i) treat a specific Holder or group of Holders of Registrable Securities (i.e., Other Holders) in a manner materially and adversely different than any other Holder or group of Holders or (ii) materially and adversely change a specific right granted to such Holder or group by name, will be effective against such Holder or group of Holders without the consent of the holders of a majority of the Registrable Securities that are held by the group of Holders that is materially and adversely affected thereby (the “Holder Majority” and collectively with the Company and the Majority Investors, the “Required Parties”);

Whereas, the undersigned parties constitute at least the Required Parties under the Registration Rights Agreement necessary to amend the Registration Rights Agreement; and

Whereas, the Company and the undersigned Holders desire to amend the Registration Rights Agreement as set forth below.

Now, Therefore, in consideration of the foregoing, the Company and the undersigned Holders hereby agree and acknowledge as follows:

1.
Amendments

The Registration Rights Agreement is hereby amended such that each of the Holders listed below shall be (i) deemed a party to the Registration Rights Agreement as an “Other Holder” thereunder (in lieu of an “Investor”) for all purposes thereof and entitled to all of the rights incidental to Other Holders thereunder and (ii) fully bound by, and subject to, all of the covenants, terms and conditions of the Registration Rights Agreement applicable to the Other Holders thereunder. For the avoidance of doubt, from and after the date hereof, no such Holder shall have any rights or obligations as an “Investor” under the Registration Rights Agreement, and as of the date hereof, (a) General Atlantic and Summit shall be the only Investors under the Registration Rights Agreement and (b) Stanley Evrard, Mathew Braley, Jason Baker, Kevin Moon and Renee Chenue shall each remain as an Other Holder under the Registration Rights Agreement, together with the below-listed Holders.

1.
Robert P. Bennett
2.
Robert P. Bennett 2019 Descendants’ Trust
3.
The Bennett Family 2020 Trust
4.
The Robert P. Bennett 2020 Grantor Retained Annuity Trust
5.
John Burgess
6.
John Morabito
7.
John Morabito 2019 Descendants’ Trust
8.
Maria Morabito

9.
Kelton Averyt 2019 Descendants’ Trust
10.
Quito Bella Family Trust
11.
Robert Lapides
12.
Robert Lapides 2019 Descendants’ Trust
13.
Robert Lapides 2019 Trust
14.
Howard Spector
15.
Howard Spector 2021 Irrevocable Trust
16.
Janet White 2021 Irrevocable Trust
17.
C. Thomas Allgood
18.
Nelson Blitz
2.
Miscellaneous.

Except as specifically amended herein, the Registration Rights Agreement is hereby ratified and confirmed and shall remain in full force and effect in accordance with its terms. Each reference in the Registration Rights Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Registration Rights Agreement, as amended by this Amendment.

The corporate law of the State of Delaware will govern all issues and questions concerning the relative rights of the Company and its equityholders. All issues and questions concerning the construction, validity, interpretation and enforcement of this Amendment will be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

This Amendment may be executed in multiple counterparts, any one of which need not contain the signature of more than one party, but all such counterparts taken together will constitute one and the same agreement. This Amendment, to the extent executed and delivered by means of a photographic, photostatic, facsimile or similar reproduction of such signed writing using a facsimile machine or electronic mail will be treated in all manner and respects as an original agreement and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto, each other party hereto will re‑execute original forms thereof and deliver them to all other parties. No party hereto will raise the use of a facsimile machine or electronic mail to deliver a signature or the fact that any signature or agreement was transmitted or communicated through the use of a facsimile machine or electronic mail as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

[Remainder of Page Intentionally Left Blank]

In Witness Whereof, each undersigned has executed this Amendment as of the date first written above.

INVESTORS:

GENERAL ATLANTIC (IC), L.P.

By: General Atlantic (SPV) GP, LLC, its general partner

By: General Atlantic, L.P., its sole member

By: /s/ Kelly Pettit

Name: Kelly Pettit

Title: Managing Director

SUMMIT PARTNERS GROWTH EQUITY

FUND VIII-A, L.P.

By: Summit Partners GE VIII, L.P.

Its: General Partner

By: Summit Partners GE VIII, LLC

Its: General Partner

By: /s/ Matthew Guy Hamilton

Name: Matthew Guy-Hamilton

Title: Managing Director

SUMMIT PARTNERS GROWTH EQUITY

FUND VIII-B, L.P.

By: Summit Partners GE VIII, L.P.

Its: General Partner

By: Summit Partners GE VIII, LLC

Its: General Partner

By: /s/ Matthew Guy-Hamilton

Name: Matthew Guy-Hamilton

Title: Managing Director

SUMMIT PARTNERS ENTREPRENEUR

ADVISORS FUND L.P.

By: Summit Partners Entrepreneur Advisors GP, LLC

Its: General Partner

By: Summit Master Company, LLC

Its: Sole Member

By: /s/ Matthew Guy-Hamilton

Name: Matthew Guy-Hamilton

Title: Managing Director

SUMMIT INVESTORS I, LLC

By: Summit Investors Management, LLC

Its: Manager

By: Summit Master Company, LLC

Its: Manager

By: /s/ Matthew Guy-Hamilton

Name: Matthew Guy-Hamilton

Title: Managing Director

SUMMIT INVESTORS I (UK), L.P.

By: Summit Investors Management, LLC

Its: General Partner

By: Summit Master Company, LLC

Its: Manager

By: /s/ Matthew Guy-Hamilton

Name: Matthew Guy-Hamilton

Title: Managing Director

OTHER HOLDERS:

Robert P. Bennett

By: /s/ Robert P. Bennett

Robert P. Bennett 2019

Descendants’ Trust

By: /s/ John Burgess

Name: John Burgess

Title: Trustee

The Bennett Family 2020 Trust

By: /s/ John Burgess

Name: John Burgess

Title: Trustee

The Robert P. Bennett 2020 Grantor retained annuity trust

By: /s/ Robert P. Bennett

Name: Robert P. Bennett

Title: Trustee

John Burgess

By: /s/ John Burgess

John Morabito

By: /s/ John Morabito

John Morabito 2019

Descendants’ trust

By: /s/ John Termini

Name: John Termini

Title: Trustee

Maria Morabito

By: /s/ Maria Morabito

Kelton Averyt 2019

Descendants’ trust

By: /s/ Aaron Hall

Name: Aaron Hall

Title: Trustee

quito bella family trust

By: /s/ Kelton Averyt

Name: Kelton Averyt

Title: Trustee

Robert Lapides

By: /s/ Robert Lapides

Robert Lapides 2019

Descendants’ trust

By: /s/ John Callahan

Name: John Callahan

Title: Trustee

Robert Lapides 2019 Trust

By: /s/ Robert Lapides

Name: Robert Lapides

Title: Trustee

Howard Spector

By: /s/ Howard Spector

Howard Spector 2021

Irrevocable trust

By: /s/ Janet White

Name: Janet White

Title: Trustee

Janet White 2021

Irrevocable trust

By: /s/ Howard Spector

Name: Howard Spector

Title: Trustee

C. THOMAS ALLGOOD

By: /s/ C. Thomas Allgood

nelson Blitz

By: /s/ Nelson Blitz

STANLEY EVRARD

By: /s/ Stanley Evrard

JASON BAKER

By: /s/ Jason Baker

RENEE CHENUE

By: /s/ Renee Chenue

Acknowledged and Agreed:

ENGAGESMART, INC.

By:/s/ Robert P. Bennett

Name: Robert P. Bennett

Title: Chief Executive Officer